Exhibit 99.2 Release of Private Information

CAUTIONARY STATEMENT

THE ATTACHED INFORMATION IS CONFIDENTIAL AND PROPRIETARY INFORMATION OF BPZ RESOURCES , INC. (THE "COMPANY") THAT IS SUBJECT TO A NON-DISCLOSURE AGREEMENT (THE "NDA"). THE RECIPIENT MUST NOT FORWARD TO ANY THIRD PARTY OR DISSEMINATE BEYOND THE PARTIES TO THE NDA AND THEIR ADVISORY TEAM. IN ADDITION, THE INFORMATION HEREIN MAY BE BASED UPON DATA PROVIDED BY THE COMPANY BUT CREATED BY ADVISORS RETAINED BY POTENTIAL THIRD PARTY LENDERS. THE METHODOLOGY, ANALYSIS AND INTERPRETATION MADE BY THOSE RETAINED ADVISORS WITH RESPECT TO THE DATA IS NOT KNOWN TO THE COMPANY. THE COMPANY HAD NO INPUT IN THE CREATION OR DEVELOPMENT OF THE INFORMATION CREATED BY ADVISORS FOR POTENTIAL THIRD PARTY LENDERS, NOR DID THE COMPANY PROVIDE ANY OVERSIGHT IN ITS CREATION OR QUALITY CONTROL.

THE ATTACHED INFORMATION MAY INCLUDE DECLINE RATES FOR WELLS IN OPERATION FOR LESS THAN TWO YEARS, WHICH THE COMPANY DOES NOT BELIEVE IS A RELIABLE INDICATOR OF LONGER TERM DECLINE RATES AND SHOULD NOT BE RELIED UPON AS SUCH. TECHNICAL WELL ISSUES, GEOLOGICAL WELL ISSUES, GAS AND GAS RECYCLING ISSUES AND OTHER FACTORS CAN ALL IMPACT THE WELL DATA FOR NEWLY DRILLED WELLS. IN THE COMPANY'S EXPERIENCE THESE FACTORS MAKE SUCH DATA UNRELIABLE FOR PREDICTING WELL PERFORMANCE AND DECLINES OVER LONGER PRODUCTION PERIODS. **THUS, THE COMPANY DOES NOT VIEW SUCH INFORMATION AS MATERIAL FOR DISCLOSURE PURPOSES WITH REGARDS TO THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), AND BELIEVES IT COULD BE MISLEADING TO PROVIDE SUCH INFORMATION TO THE INVESTING PUBLIC**. THIS INFORMATION WAS PROVIDED AT THE REQUEST OF ENTITIES IN CONNECTION WITH THEIR REVIEW OF OTHER, MORE RELIABLE, PRODUCTION DATA, THE MATERIAL IMPLICATIONS OF WHICH ARE INCLUDED IN REPORTS BY NETHERLAND, SEWELL & ASSOCIATES, INC., AND REPORTED UNDER SEC DISCLOSURE REQUIREMENTS IN THE FORMAT REQUIRED, AND WHEN REQUIRED BY SEC RULES.



BPZ Resources, Inc.

February 2015

Confidential

Table of Contents

DISCLAIMER

STATEMENTS IN THIS MEMORANDUM THAT ARE FORWARD-LOOKING ARE BASED ON THE COMPANY'S CURRENT BELIEFS REGARDING A LARGE NUMBER OF FACTORS AFFECTING ITS BUSINESS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM EXPECTED RESULTS. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND" AND OTHER SIMILAR EXPRESSIONS GENERALLY IDENTIFY FORWARD-LOOKING STATEMENTS. PROSPECTIVE INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH ONLY SPEAK AS OF THEIR DATES. THERE CAN BE NO ASSURANCE THAT (I) THE COMPANY HAS CORRECTLY MEASURED OR IDENTIFIED ALL OF THE FACTORS AFFECTING ITS BUSINESS OR THE EXTENT OF THEIR LIKELY IMPACT, (II) THE PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO THESE FACTORS ON WHICH THE COMPANY'S ANALYSIS IS BASED IS COMPLETE OR ACCURATE, (III) THE COMPANY'S ANALYSIS IS CORRECT OR (IV) THE COMPANY'S STRATEGY, WHICH IS BASED IN PART ON THIS ANALYSIS, WILL BE SUCCESSFUL. FORWARD-LOOKING STATEMENTS INVOLVE NUMEROUS RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTED RESULTS.

PLEASE REFER TO THE EXHIBIT 99.3 - "Risk Factors" OF THE COMPANY'S FORM 8-K FILED WITH THE SEC ON OCTOBER 2, 2014 FOR FURTHER DISCUSSION REGARDING CERTAIN RISKS AND UNCERTAINTIES REGARDING THE COMPANY'S FORWARD LOOKING STATEMENTS

MARKET AND INDUSTRY DATA

Market data used throughout this Memorandum is based on the good faith estimates of the Company's management, which estimates are based upon their review of internal surveys, independent industry publications and other publicly available information. Although the Company believes that these sources are reliable, the Company does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company's estimates in this Memorandum involve risks and uncertainties and are subject to change based on various factors, including "Risk Factors" discussed in the Company's SEC filings.

THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") PERMITS OIL AND GAS COMPANIES, IN THEIR FILINGS WITH THE SEC, TO DISCLOSE ONLY "RESERVES" THAT A COMPANY ANTICIPATES TO BE ECONOMICALLY PRODUCIBLE BY APPLICATION OF DEVELOPMENT PROJECTS TO KNOWN ACCUMULATIONS, AND THERE EXISTS OR IS A REASONABLE EXPECTATION THERE WILL EXIST, THE LEGAL RIGHT TO PRODUCE, OR A REVENUE INTEREST IN, THE PRODUCTION, INSTALLED MEANS OF DELIVERING OIL AND GAS OR RELATED SUBSTANCES TO MARKET, AND ALL PERMITS AND FINANCING REQUIRED TO IMPLEMENT THE PROJECT. WE ARE PROHIBITED FROM DISCLOSING ESTIMATES OF OIL AND GAS RESOURCES THAT DO NOT CONSTITUTE SUCH "RESERVES" IN OUR SEC FILINGS. BPZ MAY USE CERTAIN TERMS IN THIS MEMORANDUM, SUCH AS "INDICATES," "POTENTIAL," "PROSPECTS," "CONTINGENT" AND "PROSPECTIVE" RESOURCES AND "ESTIMATED ULTIMATE RECOVERY", WHICH IMPLY THE EXISTENCE OF QUANTITIES OF RESOURCES WHICH THE SEC GUIDELINES STRICTLY PROHIBIT U.S. PUBLICLY REGISTERED COMPANIES FROM INCLUDING IN REPORTED RESERVES IN THEIR FILINGS WITH THE SEC. IN ADDITION, ESTIMATES OF PROBABLE AND POSSIBLE RESERVES ARE BY THEIR NATURE MORE SPECULATIVE THAN ESTIMATES OF PROVED RESERVES AND ARE SUBJECT TO GREATER UNCERTAINTIES, AND ACCORDINGLY THE LIKELIHOOD OF RECOVERING THOSE RESERVES IS SUBJECT TO SUBSTANTIALLY GREATER RISK. PROVED, PROBABLE AND POSSIBLE RESERVES ARE DENOTED BY 1P, 2P AND 3P, RESPECTIVELY. STATEMENTS OF RESERVES ARE ONLY ESTIMATES AND MAY NOT CORRESPOND TO THE ULTIMATE QUANTITIES OF OIL AND GAS RECOVERED.

THE COMPANY IS AWARE THAT CERTAIN INFORMATION CONCERNING ITS OPERATIONS AND PRODUCTION IS AVAILABLE FROM TIME TO TIME FROM PERUPETRO, AN INSTRUMENTALITY OF THE PERUVIAN GOVERNMENT, AND THE MINISTRY OF ENERGY AND MINES ("MEM"), A MINISTRY OF THE GOVERNMENT OF PERU. THIS INFORMATION IS AVAILABLE FROM THE WEBSITES OF PERUPETRO AND MEM AND MAY BE AVAILABLE FROM OTHER OFFICIAL SOURCES OF WHICH THE COMPANY IS UNAWARE. THIS INFORMATION IS PUBLISHED BY PERUPETRO AND MEM OUTSIDE THE CONTROL OF THE COMPANY AND MAY BE PUBLISHED IN A FORMAT DIFFERENT FROM THE FORMAT USED BY THE COMPANY TO DISCLOSE SUCH INFORMATION, IN COMPLIANCE WITH SEC AND OTHER U.S. REGULATORY REQUIREMENTS. THE COMPANY PROVIDES SUCH INFORMATION IN THE FORMAT REQUIRED, AND AT THE TIMES REQUIRED, BY THE SEC AND AS DETERMINED TO BE BOTH MATERIAL AND RELEVANT BY MANAGEMENT OF THE COMPANY. THE COMPANY URGES INTERESTED INVESTORS AND THIRD PARTIES TO REVIEW THE COMPANY'S FILING WITH THE SEC BEFORE MAKING AN INVESTMENT DECISION. INFORMATION OBTAINED FROM OTHER SOURCES MAY NOT COMPLY WITH THE REQUIREMENTS OF THE SEC OR MANAGEMENT OF THE COMPANY. NOTHING HEREIN SHALL BE DEEMED TO CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OF THE COMPANY.

ADDITIONALLY, THE COMPANY'S JOINT VENTURE PARTNER IN BLOCK Z-1, PACIFIC RUBIALES ENERGY CORP. ("PRE"), IS A CANADIAN PUBLIC COMPANY THAT IS NOT LISTED ON A U.S. STOCK EXCHANGE, BUT IS LISTED ON THE TORONTO (TSX), BOLSA DE VALORES DE COLOMBIA (BVC) AND BOVESPA STOCK EXCHANGES. AS SUCH PRE MAY BE SUBJECT TO DIFFERENT INFORMATION DISCLOSURE REQUIREMENTS THAN THE COMPANY. WHILE PRE IS SUBJECT TO VARIOUS CONFIDENTIALITY REQUIREMENTS REGARDING INFORMATION CONCERNING BPZ, INFORMATION CONCERNING ENERGY RESERVES, MAY BE RELEASED BY PRE OUTSIDE OF BPZ'S CONTROL AND MAY BE PUBLISHED IN A FORMAT DIFFERENT FROM THE FORMAT BPZ USES TO DISCLOSE SUCH INFORMATION, INCOMPLIANCE WITH SEC AND OTHER U.S. REGULATORY REQUIREMENTS.

BPZ ENERGY PROVIDES SUCH INFORMATION IN THE FORMAT REQUIRED, AND AT THE TIMES REQUIRED, BY THE SEC AND AS DETERMINED TO BE BOTH MATERIAL AND RELEVANT BY MANAGEMENT OF THE COMPANY. THE COMPANY URGES INTERESTED INVESTORS AND THIRD PARTIES TO CONSIDER CLOSELY THE DISCLOSURE IN ITS SEC FILINGS, AVAILABLE FROM BPZ AT 580 WESTLAKE PARK BLVD., SUITE 525, HOUSTON, TEXAS 77079; TELEPHONE: (281) 556-6200 AND AT WWW.BPZENERGY.COM. THESE FILINGS CAN ALSO BE OBTAINED FROM THE SEC VIA THE INTERNET AT www.sec.gov.

Asset Portfolio

CONFIDENTIAL

Phase	Asset	Details
Producing / Development Phase	**Albacora** *Block Z-1*	• ~2,240 gross acres with ~3.6 MMbbls of net 1P oil reserves • 6 gross producing wells from one installed platform • Opportunity to prove-out a large volume of probable reserves via exploration of deep strata and the opposite side of a fault block
	Corvina *Block Z-1*	• ~2,000 gross acres with ~9.4 MMbbls of net 1P oil reserves • BPZ discovered oil in the Corvina field in Zorritos formation • Two platforms, with 12 gross producing oil wells currently
Appraisal Phase	**Delfin** *Block Z-1*	• ~4,000 gross acres (twice as large as Corvina) • Light oil tested in the Zorritos formation by prior operator • Expected installation of basic platform to drill appraisal wells in 2015
	Piedra Redonda *Block Z-1*	• ~11,000 gross acres • Gas previously tested in Mancora formation gas play, which continues into Blocks XXIII and XIX • 3D seismic testing indicates Eocene oil potential below the Mancora formation
	Block XXIII *Onshore*	• ~248,000 gross acre onshore prospect with 2D and 3D seismic; located adjacent to Block Z-1 • BPZ discovered gas in three wells in the Mancora formation in 2014 • Oil potential in the Heath formation as well as Eocene age formations
Exploration Phase	**Raya** *Block Z-1*	• Potential size of ~7,500 gross acres also targeting oil in the Zorritos formation • 3D seismic suggests could be geologically similar to the producing Corvina field • In addition to Raya, there are 10 other identified exploration prospects and leads
	Block XIX *Onshore*	• ~473,000 gross acre onshore prospect, located adjacent to east of Block Z-1 • Continuation of offshore Mancora gas play and Heath oil potential found in adjacent Block XXIII
	Block XXII *Onshore*	• ~948,000 gross acre onshore prospect • Prospective for light oil • 2D seismic survey previously completed identified three prospects and one lead
Additional Assets	**Santa Elena, Ecuador**	• ~296,500 developed acres; ~2,900 mainly shallow wells with 130 bbl/d net production • Comprises a 10% non-operated interest in Block 2
	Gas to Power Turbines	• 3 gas-powered turbines purchased from GE in September 2008 and delivered in January 2011 for proposed gas-to-power project • Generation capacity of 45 megawatts per unit
	Marine Assets	• Three deck barges • One single hull tank barge and one single hull FPSO



Producing Assets

Block Z-1 Overview

CONFIDENTIAL

All existing production and reserves are located in the shallow waters of northwest Peru, at Block Z-1

- BPZ holds an exploration and exploitation license to explore and develop Block Z-1, including the producing Corvina and Albacora fields, through 2032
  - In the event BPZ begins producing gas from Block Z-1, the lease may extend to 2042
- BPZ holds a 51% working interest in Block Z-1 and is the operator of record
  - Operating responsibilities are shared with Pacific Rubiales as prescribed by the JOA
  - Pacific Rubiales holds a 49% working interest
- Albacora and Corvina are the Company's two currently producing fields

Exploratory drilling is scheduled to begin on the Delfin field in 2015

- The Delfin field has shown similar geology to West Corvina, and tested positive for light oil by its previous operator (Tenneco)
- Drilling permit has been received by the Company

All Block Z-1 production is transported by tanker to, and sold at, the nearby Talara refinery

- Talara is owned by Petroleos del Peru – PetroPeru S.A ("PetroPeru"), the Peruvian national oil company
- Talara is one of the largest refineries in Peru

Conservative assumptions

- Unless otherwise noted, these presentation materials reflect: (i) reserves volumes and PV-10 values based upon the Company's 2014 reserve report prepared by Netherland, Sewell & Associates, Inc. ("NSAI" and, with respect to the reserve report, the "2014 NSAI Report"), with the Brent crude forward curve as of December 31, 2014 assuming no differential; (ii) financial projections assuming Brent crude pricing of $50 per barrel in 2015 and $60 per barrel thereafter, and production from 1P reserves only; (iii) production net of outside royalties and joint venture interests

Overview of Producing Assets



Albacora
West Corvina
Delfin
Block Z-1
Ecuador
Peru
Talara
(Refinery)
Legend
Oil Field
Platform
N

Block Z-1:
Pacific Rubiales Joint Venture

In April 2012, BPZ formed a joint venture with Pacific Rubiales Energy Corp. ("Pacific Rubiales" or "PRE") with respect to Block Z-1 (the "PRE JV Transaction")

Transaction Overview

- Pacific Rubiales purchased a 49% working interest in Block Z-1 only
- Consideration paid to BPZ included: (i) $150 million cash, plus (ii) $185mm of "carry" (fully utilized as of 12/31/2014)
- At the time of the PRE JV Transaction, Block Z-1 had only 10 gross wells and gross production of ~4.1 Mbbls/d

Division of Responsibilities

- BPZ maintains a 51% working interest in Block Z-1 and is the operator of record
- Pacific Rubiales provides certain technical and operating services as set forth in the joint operating agreement ("JOA")
- Block Z-1 development is determined and supervised by a joint operating committee that includes representatives from PRE and BPZ; decisions are made at 50/50 voting

Other Considerations

- PRE has expressed interest in partnering with BPZ on other projects, such as the Company's gas-to-power project and its marine company

Source: Company financial reports

Corvina: Overview

Corvina is a shallow-water field oil field in the Tumbes Basin

- ~2,000 gross acres; water depth of ~220 feet
- Net reserves based on Brent forward pricing as of December 31, 2014 of:
  - 1P: ~9.4 MMbbls with ~$204mm PV-10 value
  - 2P: ~21.7 MMbbls with ~$491mm PV-10 value
  - 3P: ~35.7 MMbbls with ~$802mm PV-10 value
- 12 gross producing wells generating ~1.7 Mbbls/d net as of January 2015
- BPZ spud its first well in the Corvina field in September 2006; began commercial production from the CX-11 platform in late 2007
- Installed the CX-15 platform in 2012; now produces the Corvina field from these two platforms, which are interconnected (see exhibit at right)

Corvina contains substantial development opportunities which the Company is well-positioned to monetize

- The field contains a large set of development opportunities
  - 13 PUDs and 19 other booked undeveloped well locations (i.e., probables and possibles)
- As there is not currently export infrastructure in place, BPZ cannot monetize the gas or book it in the reserve report at this time
  - BPZ produces ~25 MMcf/d that is flared or re-injected
  - BPZ has created, and is pursuing, a plan to establish infrastructure and off-take agreements for gas

Corvina Platforms

CX-15



- Installed by BPZ in 2012
- First buoyant platform of its kind in the world
  - Consists of four tube cells which are buoyant at top, with fixed ballasts at bottom, connected to seafloor via suction pile
- Gross maximum production of 12.2 Mbbls/d from 24 slots
- 6 gross producing wells, generating ~1.0 Mbbls/d net as of January 2015
  - Includes the CX15-14D well that initially produced in December 2014
  - 2 gross wells are shut-in / currently not producing
- Designed by Horton Wison Deepwater

CX-11


CX-11

- Installed by the previous operator, Belco Oil and Gas Corporation ("Belco"), in 1970
- Transferred to Peruvian government per terms of nationalization provisions
- Acquired by BPZ in 2005 in connection with its acquisition of Block Z-1
- Refurbished in 2007
- Gross maximum production of 4.0 Mbbls/d from 10 slots
- 6 gross producing wells, generating ~0.7 Mbbls/d net as of January 2015

Corvina: Current Production

CONFIDENTIAL

BPZ spud its first well in the Corvina field in September 2006

- The field has produced ~6.5 MMbbls life-to-date
- Consistent with the highly productive nature of the field, 5 wells have already achieved over 1 MMbbls of gross cumulative production
  - The average EUR for these 5 wells is over 1.6 MMbbls

Corvina had 12 gross producing wells generating ~1.7 Mbbls/d net as of January 2015

- ~0.7 Mbbls/d through the CX-11 platform
- ~1.0 Mbbls/d through the CX-15 platform
- Production increased ~60% during FY 2014

Recently completed wells: CX-15-7D, CX-15-10D, and CX-15-14D

- 7D well: EUR of ~1 MMbbls; this infill confirmed that a well drilled down dip from the gas cap will benefit from the gas cap support without the potential interference of gas breakthrough
- 10D well: tightly spaced infill surrounded by wells with >1 MMbbls cum. production; drilled close to the gas cap, resulting in gas cap breakthroughs and relatively low oil production
- 14D well: producing oil from two sands below NSAI-assumed oil-water contact; bottom hole pressure near virgin levels, highlighting attractiveness of extending development to southwest, possibly enabling NSAI to expand proved area

Corvina: Development Opportunities

CONFIDENTIAL

Corvina future development:

- 13 PUDs, which can be produced through the CX-15 platform, which had 16 available slots as of January 2015
- 19 other booked undeveloped locations (i.e., probables and possibles)
- It is forecasted that each of the next three wells at Corvina will have an EUR of ~1,000 to ~1,200 Mbbls, an average 30 day IPR of ~1.0 to ~1.2 Mbbl/d, and will cost ~$11mm to $12mm to develop(1)
  - For reference, recently developed wells have featured development costs of ~$10.0mm to $18.0mm per well (gross)

BPZ intends to focus 2015+ development on the southwest section of the field, which is expected to help extend the proved section of the field

- Certain of the wells developed in 2014 were on ~10 acre spacing

The CX-15 8D well is currently being completed and results are expected in February 2015

- The 8D well along with other wells in the recently expanded proved area are projected to have EURs of ~1+ MMbbls each
- Thus, the Company will continue drilling in this area while concurrently appraising the probable and possible areas of the field
- These appraisal wells could be drilled from the CX-15 platform so as to determine the size of the future CX-14 platform

Development Schedule



Number of Wells
6
5
4
3
2
1
0
3
5
5
2015
2016
2017
Wells Drilled

(1) *Figures are gross and reflect NSAI projections for the next three PUDs forecasted by the Company to be drilled in 2015*

Albacora: Overview

CONFIDENTIAL

Albacora is located in the northern section of Block Z-1

- ~2,240 gross acres; water depth of ~110 feet
- Net reserves based on Brent forward pricing as of December 31, 2014 of:
  - 1P: ~3.6 MMbbls with ~$58mm PV-10 value
  - 2P: ~11.2 MMbbls with ~$270mm PV-10 value
  - 3P: ~21.2 MMbbls with ~$435mm PV-10 value
- 6 gross producing wells generating ~1.0 Mbbls/d net as of January 2015
  - Albacora also produced ~6.6 MMcf/d net of gas, which was flared or re-injected
  - As there is not currently export infrastructure in place, BPZ cannot monetize the gas or book it in the reserve report at this time
  - BPZ has created, and is pursuing, a plan to establish infrastructure and off-take agreements for gas
- BPZ first began developing the Albacora field in September 2009 by drilling from the A platform
  - The Company began reappraising and developing the Mid Zorritos formation in late 2009 by drilling the A-14XD well, which to date has produced ~1.1 MMbbls and has an EUR of ~1.5 MMbbls
- BPZ recently completed the A-27D well, which is now online achieving net production of ~350 bbls/d
  - Given the positive results of A-27D, a new A-22D development well was spud on January 10, 2015, with results expected in April
  - The A-27D was categorized as a PDNP in the 2014 NSAI Report

The Lower Zorritos provides opportunities to: (i) potentially double the reserves potential of the field, and (ii) carry out a series of interventions in existing wells to potentially increase production

Albacora A Platform



- Originally installed by Belco in 1974
- Ownership was transferred to the Peruvian government and later acquired by BPZ in 2005 as part of the Block Z-1 acquisition
  - BPZ completed a total refurbishment in 2009 to equip the platform for its development plans
- Gross maximum production of 5.0 Mbbls/d and 8.0 MMcf/d from 18 slots (including 6 expansion slots)
- 6 gross producing wells as of January 2015
- 6 gross wells have been converted to water injectors or are otherwise shut-in / not currently producing
- All slots are currently utilized on the A platform
- The Company is currently in the process of adding six additional slots to facilitate the development of certain probable well locations

Albacora: Current Production & Development Opportunities

BPZ began developing Albacora in September 2009

- The field has produced ~1.6 MMbbls to date
- Albacora had 6 gross producing wells generating ~1.0 Mbbls/d net as of January 2015

BPZ recently completed and tied-in the A-27D well

- The A-27D was drilled to a total measured depth of ~14,500 feet, targeting the Mid and Lower Zorritos zone
- Ten day average production of ~350 bbls/d net

Current / Short Term Plan

- Following the positive results of the A-27D well and test of the Lower Zorritos, the Company spud the A-22D well, which will also test the Mid and Lower Zorritos
- Re-complete A-21D and A-26D wells to extend to Lower Zorritos (low risk project with payback period of ~0.1 year)
- It is forecasted that each of the next two wells at Albacora will an EUR of ~700 to ~1,400 Mbbls, an average 30 day IPR of ~0.5 to ~1.0 Mbbl/d, and will cost ~$12mm to $13mm to develop(1)
  - For reference, recently developed wells have featured development costs of ~$10.5mm to $16.5mm per well (gross)

Mid Term Plan

- Drill new wells A-24D and A-25D
- The A-24D well is anticipated to test the Mid Zorritos on the other side of the fault
- Pursue opportunities to develop Albacora's oil reserves with relatively low capital outlays by tapping the Lower Zorritos
- Perform workover on A-14XD well to open the Lower Zorritos pay
- Decide which other existing wells, if any, to deepen to tap the Lower Zorritos

Long Term Plan

- Continue development of the Lower Zorritos formation
- Propose location for new platform

Development Schedule


5
4
3
2
1
0
Number of Wells
4
1
1
2015
2016
2017
Wells Drilled

Note: *Figures are gross and reflect NSAI projections for the next two PUDs forecasted by the Company to be drilled (one in 2015 and one in 2016)*

Santa Elena, Ecuador Operations

CONFIDENTIAL

Asset Overview

- BPZ owns a 10% non-operated net profits interest in a producing property, Block 2, in Santa Elena, Ecuador
  - The block is operated by Pacifpetrol S.A.
- The interest is owned through the SMC Ecuador Inc. subsidiary
- The Company sells oil to the La Libertad refinery, a government-owned entity
- The asset includes:
  - 296,500 gross developed acres
  - ~2,900 mainly shallow wells
  - ~130 bbl/d of net production
- The asset is not included in the 2014 NSAI Report
- In May 2013, the consortium of investors in Block 2, which includes the Company and three other operating partners, agreed to extend the operating agreement from May 2016 to December 2029
  - To effectuate the operating agreement extension, BPZ and the other interest holders agreed to work commitments, which amount to $3.8 million net to BPZ
  - The commitment is expected to be funded with internal cash flows from this field and through a $10 million third-party loan to the consortium. BPZ expects its investment in Santa Elena to be self-funding
- The Company has a favorable sales / off-take agreement that provides price protection at prices below $60 / bbl


PUERTO LOPEZ
MANABÍ
GUAYAS
SANTA ELENA
SALINAS
LA LIBERTAD
SANTA ELENA
2
PACIFPETROL
GUSTAVO GALINDO


CONFIDENTIAL
Undeveloped Assets

Block Z-1: Delfin

The Delfin field is a promising 4,000 acre prospect nearly twice the size of Corvina

Delfin features similar geology to Corvina and tested positive for light oil by a prior operator

Delfin is a part of Block Z-1 owned through the JV with PRE

- The Delfin field is located directly adjacent to the Corvina field to the south west
  - BPZ has an approved drilling permit[(1)]
- BPZ plans to complete construction and installation of an exploratory drilling platform in Delfin in 2015
  - The platform will be installed ~4 miles from the CX-15 platform at Corvina
  - BPZ expects to spend ~$18mm (net) on the platform, including ~$8.0mm on construction and ~$10.0mm on installation
    - The Company invested ~$9.3mm (net) in the Delfin platform in FY 2014
    - A further ~$8.9mm (net) is expected to be spent in 2015 to complete construction and installation of the platform
  - In addition, the Company expects to spend ~$8.9mm in 2015 to drill an exploratory well
  - These platform and drilling capital expenditures are committed under the Company's JOA

Block Z-1: Delfin



519000 520000 521000 522000 523000 524000 525000 526000 527000 528000 529000 530000
Zorritos Unconformity
OIL AREA
Corvina
POTENTIAL OIL AREA
Delfin
NEW PLATFORM
CX11
CX15
CX14
9602000
9600000
9598000
9596000
Elevation depth [ft]
1km
1:30000

Legend

●	CX-11 Well	★	Existing Platform
●	CX-15 Well	★	CX-14 Planned Platform
●	2015 Plan Well	★	Delfin Planned Platform

(1) *The Company is working to extend its work commitments with PeruPetro to manage its 2015 capex*

Block Z-1: Piedra Redonda

The Piedra Redonda Field is the anchor of what is believed to be an important gas play in the Mancora Formation that may continue into Blocks XXIII and XIX

Piedra Redonda is a part of Block Z-1 owned through the JV with PRE

- Piedra Redonda is an ~11,000 acre offshore prospect located near the coastline in ~200 feet of water
- Belco first discovered gas at Piedra Redonda in the late 1970s and early 1980s with the C-18-X well
  - Additionally, 3D seismic tests indicate potential oil below the Mancora formation in the Eocene-age sandstone
- The field has one shut-in gas well (C-18-X) which was previously tested to produce 8 MMcf/d of gas from only a part of the potential play
- The Company has already obtained necessary drilling permits and intends to continue to assess Piedra Redonda's oil and multi-Tcf gas potential
  - BPZ plans to complete construction and installation of an exploratory drilling platform in Piedra Redonda in 2015
  - The Company expects to spend ~$15mm (net) on the platform, including ~$9.0mm on construction and ~$6.0mm on installation
    - BPZ spent ~$7.5mm on the Piedra Redonda platform in FY 2014 and projects to spend a further $7.8mm in 2015 to complete construction and installation
    - These capital expenditures are committed under the Company's JOA
- The Camisea gas project in eastern Peru has spurred investment into Peru's gas sector
  - The South Peru Gas Pipeline that is being built to transport Camisea gas from the jungle to the coast has attracted ~$5 billion in investment, suggesting a sizable potential market for the region's gas reserves

Block Z-1: Piedra Redonda


Block Z-1
Piedra Redonda
Block Z-1
Ecuador
Peru
Talara (Refinery)
N

Block Z-1: Other Prospects

CONFIDENTIAL

The Company also has drilling permits for Raya, an exploration prospect with geological similarities to Corvina

- Raya is located northwest of Delfin and is ~7,500 acres
- Recent 3D seismic data indicates that the field could be geologically similar to Corvina
- The Company obtained licensing rights for the field in November 2001 and is targeting oil in the Zorritos formation

In addition to Raya, the Company has identified 10 other exploration prospects and leads, which are denoted by the letters at right

- These prospects and leads contain estimated volumes in the aggregate of ~500 MMboe on a P50 basis and ~2,800 MMboe on a P10 basis

Block Z-1: Leads & Prospects


Albacora
Block Z-1
Barracuda
East Corvina
Corvina-Heath Play
Raya
West Corvina
Delfin
Mero
H
Piedra Redonda
E
A
A
D
B
I
C
Block Z-1
Tumbes
Block XIX
Zorritos
Punta Sal
Block XXIII
Ecuador
Peru
Talara (Refinery)
Block XXII
Sullana
N
Paita
Legend
Prospect
Lead

Onshore Assets

CONFIDENTIAL

Block XIX

- Early-stage oil and gas prospect of ~473,000 acres adjacent to Block Z-1
- BPZ has work commitments to acquire 3D seismic within the next 13 months
  - Minimum work commitment held on force majeure of $7.6 million

Block XXII

- ~948,000 acre prospect containing known and active hydrocarbon system with nearby oil production and significant light crude oil potential
  - Previously drilled wells indicate pay in known producing formations
  - Olympic Peru Inc. operates Block XIII directly adjacent to Block XXII and was producing ~6.8 Mboe/d in September 2014
- BPZ to conduct further seismic and obtain approvals for onshore drilling program
  - Must drill at least one well in order to meet work commitments

Block XXIII

- ~248,000 acre prospect forming key part of Mancora gas play extending from offshore Block Z-1 to onshore acreage
  - Also potentially contains oil in the Heath formation
  - Multiple exploratory Block XXIII wells have tested positive for gas in the Heath and Mancora formations
- If developed, prospect could facilitate mini-LNG project, growth of petrochemical industry and sales to local businesses
- The Company has drilled three exploration wells in Block XXIII, two of which have successfully found commercial volumes of gas
  - The Company expects initial production of 2.5 MMcf/d from the PC-1 well, and has already identified available markets for the gas

Onshore Oil and Gas Assets



Block Z-1
Tumbes
Block XIX
Zorritos
Punta Sal
Block XXIII
Ecuador
Peru
Talara (Refinery)
Block XXII
Sullana
N
Paita


CONFIDENTIAL
Non-Reserve Assets

Gas to Power Opportunity and Turbines

CONFIDENTIAL

The gas to power project opportunity consists of a 135 MW gas-fired power plant at Nueva Esperanza in northwest Peru (~10 miles from the offshore Corvina gas field) as well as a processing plant and 10 miles of pipeline from the CX-11 platform to shore

- The project would be strategically located next to key electrical infrastructure connected to the Peruvian power grid and would help meet demand in both Peru and Ecuador
  - There is a critical need for incremental generation, especially in northern Peru, due primarily to the growth of domestic demand from less than 50 MMcfd in 2004 to 500 MMcfd in 2013. Much of this demand is currently unsatisfied due to a lack of transportation infrastructure
  - There is also significant potential for exports to southern Ecuador, which is in need of gas for its growing power and industrial sectors
- The facility would require ~24 MMcf/d of natural gas to operate
  - Reserve reports indicate BPZ would have enough capacity to fuel the project for up to 20 years
- The project will (i) create a market for regionally produced natural gas which is currently shut-in, (ii) allow BPZ to participate in the entire natural gas supply chain and (iii) establish BPZ's capacity to monetize South American gas reserves
  - BPZ is evaluating potential partners and JVs for the project and is contemplating full or partial ownership of the facility, as well as potential sale of the assets
- Permits have been partially attained, though additional permitting is needed for full operation potential although there is no obligation to invest now
- Two gas wells have been completed in Corvina
- Several potential joint venture parties have expressed interest in the opportunity and are in discussions/conducting diligence

The Company has three unused gas-fired power units which were purchased from GE in September 2008 and delivered in January 2011

Gas to Power Project Opportunity


Barracuda Field
Albacora Field
BLOCK Z-1
10-Mile Pipeline
Delfin Field
Platform CX-11
Future gas-fired power plant site
Piedra Redonda Field
PERU
Block Z-1
Tumbes
Block XIX
Zorritos
Punta Sal
Block XXIII
Ecuador
Peru
Talara (Refinery)
Block XXII

Marine Assets

CONFIDENTIAL

The Company currently owns five marine assets which support its offshore oil drilling efforts, as detailed below

- The marine assets are owned through an entity called BPZ Marine Peru S.R.L., which is currently operated by Cosmos Agencia Maritima S.A.C.

Deck Barges

BPZ-01



- Deck barge built in 1981
- 8 cabins with 85 beds
- 160 foot Manitowoc 4100 W crane with 122,400 lb. counterweight
- Dimensions: 240 ft. long, 72 ft. wide, 15.4 ft. deep

BPZ-02



- Deck barge built in 1966
- 20 cabins with 156 beds
- 150 foot Manitowoc 4100 W crane with 206,400 lb. counterweight
- Dimensions: 324 ft. long, 74 ft. wide, 22.5 ft. deep

Don Fernando



- Work barge built in 1966
- 9 cabins with 58 beds
- 1 ringer crane and 1 crawler crane
- Dimensions: 399 ft. long, 80 ft. wide, 25 ft. deep

Other

Nu’uanu



- FSO built in 1976
- 12 cargo tanks with ~40.8 Mbbls of capacity
- Dimensions: 247.6 ft. long, 64 ft. wide, 19.3 ft. deep

Na’moku



- FPSO built in 1976
- 9 cargo tanks with ~39.4 Mbbls of capacity
- Capable of producing 7.3 Mbbls/d
- Dimensions: 239 ft. long, 76 ft. wide, 16.7 ft. deep



Financial Information

Financial Outlook: Management Guidance

Set forth at right is management's guidance for FY 2015 through FY 2017

- **Based solely on 1P production for Corvina and Albacora**
  - Does not include any production associated with: (i) probable or possible reserves or (ii) exploratory oil and gas assets
- Assumptions relating to production (e.g., IPR and decline rates), LOEs, and drilling and platform capex for proved wells are as per the 2014 NSAI Report
  - Certain other assumptions (e.g., exploratory drilling, G&A) are based on management's estimates
  - Projections do not include ongoing cost reduction efforts with respect to LOE and G&A expense
- Oil pricing reflects Brent crude of $50 / bbl for 2015 and $60 / bbl thereafter
- The Company expects to drill 1 and 3 PUD wells at Albacora and Corvina, respectively, in 2015, and 4 and 5 PUD wells per year thereafter until all PUDs have been drilled
- BPZ plans to install platforms at Delfin and Piedra Redonda in 2015, and drill one exploratory well at Piedra Redonda in 2016
  - No other activity with respect to the Company's exploratory and on-shore blocks is forecasted, as the Company will seek a partnership to develop these opportunities
- Prepared on a cash flow basis (and not a GAAP basis)

Financial Projections: Management Guidance

($ in millions)	**2015**	**2016**	**2017**
Net Production (Mbbl/d)	*3.7*	*4.5*	*5.7*
Revenue	$63.9	$92.3	$116.8
EBITDAX	7.0	33.6	54.2
Operating Cash Flow	**($7.5)**	**$26.8**	**$56.2**
CapEx			
Development	(34.8)	(54.8)	(35.7)
Exploratory	(38.3)	(11.3)	(2.6)
Operating + Investing Cash Flow	**($75.6)**	**($39.3)**	**$17.9**

Source: Company analysis

Financial Outlook: 2015 Capital Expenditures

CONFIDENTIAL

Set forth at right is management's base case capital expenditures plan for FY 2015

- The Company expects to drill 1 and 3 PUD wells at Albacora and Corvina, respectively, in 2015
- Assumptions relating to D&C and platform capex for proved wells are as per the 2014 NSAI Report
  - Corvina platform capex also includes ~$2.3 million in platform integrity improvements not reflected in the reserve report
- In addition, BPZ will undertake the installation of incremental compressor capacity at its producing block Z-1 platforms in 2015 which is included in the "Projects and Engineering" lines as shown herein
- BPZ plans to install platforms at Delfin and Piedra Redonda in 2015

2015 Capital Expenditures (Net)

($ in millions)

	2015 Capex
Corvina	
Drilling & Completion	$17.6
Projects and Engineering	4.0
Albacora	
Drilling & Completion	$6.4
Projects and Engineering	6.8
Delfin	
Drilling & Completion[(1)]	$8.9
New Platform Construction and Installation	8.9
Piedra Redonda	
New Platform Construction and Installation	$7.8
Other Capex	
Block Z-1	$10.5
Non Block Z-1	2.3
Total	
Drilling & Completion	$32.9
Projects and Engineering	10.8
New Platform Construction and Installation	16.6
Other Capex[(2)]	12.8
Total - 2015 Capex	**$73.1**

Source: Company model
(1) Includes capex to drill one exploratory well
(2) Includes capex related to the Block Z-1 compressor expansion, onshore blocks, the marine assets, pipeline costs and slot additions at the Albacora and CX-15 platforms

Lease Operating Expense Overview

CONFIDENTIAL

BPZ anticipates to achieve favorable operating costs on a per unit of production basis as it continues to develop its reserve base and increase production

- ~70% of the Company's operating costs are fixed
- As shown in the lower right graph, BPZ is forecasted to achieve operating costs of roughly $20 / bbl based on its long-term 2P production forecast
- By continuing to expand its production base, the Company is able to lower its fixed costs on a per barrel basis to attractive levels

Cost Description	Net Cost	Notes
Direct Variable ($ / bbl)	$9.56	Fuel, laboratory service, chemicals, spare parts, maintenance and waste collection
Direct Fixed ($ / month)	~$1.7mm	Personnel, insurance, service and equipment rental, marine and workover costs
Distributable Costs ($ / month)	~$300k	Field operations, product engineering, security, health and administrative

LOE Per Barrel – 1P[1]


$100
$80
$60
$40
$20
$0
Jan-14
May-14
Sep-14
Jan-15
May-15
Sep-15
Jan-16
May-16
Sep-16
Jan-17
May-17
Sep-17
CX - 11
CX - 15
Albacora

LOE Per Barrel – 2P[1]


$100
$80
$60
$40
$20
$0
Jan-14
May-14
Sep-14
Jan-15
May-15
Sep-15
Jan-16
May-16
Sep-16
Jan-17
May-17
Sep-17
CX - 11
CX - 15
Albacora

Source: Company financials

(1) Figures exclude operations at CX-15 in Jan 2014 as platform was being ramped up

Oil Pricing

CONFIDENTIAL

Historically BPZ has received a slight discount to Brent crude spot pricing, which has averaged ~3% over the last three years. This discount is in addition to a ~5.0% royalty

- The realized price discount to Brent has narrowed recently to approximately no differential
- Note that the pricing below is illustrative as the Company receives revenues approximately one to two times per month upon each tanker lifting

Brent Spot vs BPZ Realized Pricing


$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Brent
BPZ Realized

Reserves / PV-10 Sensitivities

The Company's reserves and PV-10 values at various illustrative price levels are set forth below

12/31/2014 SEC Price

	Reserves (Mmboe)			PV-10 ($ mm)		
	Corvina	Albacora	Total	Corvina	Albacora	Total
Proved Developed Producing	3.0	0.9	3.9	$113.2	$59.4	$172.5
Proved Developed Non-Producing	0.0	0.3	0.3	0.0	20.3	20.3
Proved Undeveloped	6.8	2.6	9.4	253.9	51.5	305.5
Total Proved Reserves	9.7	3.8	13.6	$367.1	$131.2	$498.3
Probable	12.4	7.6	20.0	436.1	315.7	751.8
Possible	14.2	10.2	24.4	464.9	281.4	746.3
Total 3P Reserves	36.3	21.7	58.0	$1,268.1	$728.3	$1,996.4

12/31/2014 Brent Forward Price

	Reserves (Mmboe)			PV-10 ($ mm)		
	Corvina	Albacora	Total	Corvina	Albacora	Total
Proved Developed Producing	2.9	0.9	3.8	$59.2	$38.4	$97.6
Proved Developed Non-Producing	0.0	0.3	0.3	0.0	13.3	13.3
Proved Undeveloped	6.5	2.5	9.0	145.1	6.5	151.6
Total Proved Reserves	9.4	3.6	13.1	$204.3	$58.2	$262.5
Probable	12.3	7.6	19.8	287.0	211.8	498.7
Possible	14.0	9.9	23.9	310.7	165.4	476.1
Total 3P Reserves	35.7	21.2	56.8	$801.9	$435.4	$1,237.4

Source: Company projections

Attractive PV-10 Breakeven

The Company's reserves feature positive PV-10 values even at oil prices that are materially lower than forecasted levels

It is estimated that BPZ's PUD locations have a breakeven PV-10 value at a Brent crude price of ~$30 / bbl to ~$35 / bbl

- The analysis is based on the 2014 NSAI Report and certain assumptions relating to the cost savings that could be achieved given the low price environment and increased OFS competition; for the avoidance of doubt, please note that these cost savings assumptions are reflected only on this page for the purpose of this illustrative analysis, and are not reflected in the other PV-10 values presented in these presentation materials
  - Assumes ~$0.50 of capex savings for each $1.00 decline in oil price
  - Assumes ~$0.33 of opex savings for each $1.00 decline in oil price
  - Cost savings assumptions are based on observed historical trends

Attractive PV-10 Breakeven Level

($ in millions, except for per bbl figures)

Brent Oil Price ($ / bbl)	PV-10 of PUD Category
$70.00	$156.4
60.00	113.8
50.00	71.1
40.00	28.5
$30.00 - $35.00	$0.0

Low PV-10 Breakeven vs. Forward Curve



Brent Crude Price ($ / bbl)
$85.0
$75.0
$65.0
$55.0
$45.0
$35.0
$25.0
Feb-15
Feb-16
Feb-17
Feb-18
Feb-19
Feb-20
PUD PV-10 Breakeven Price of ~$30 / bbl to ~$35 / bbl Brent
Brent Forward Price ($/bbl)
PV-10 Break-Even Price

Source: Company documents, Bloomberg
Note: Forward curve as of January 23, 2015



Appendix

Licensing Agreement Considerations

CONFIDENTIAL

BPZ has several licensing agreements in place to explore and develop its interests both onshore and offshore in Peru.

Key terms of BPZ's licensing agreements are summarized below

- Under Peruvian regulatory law, a company must enter into a licensing agreement with Perupetro S.A., a government entity, in order to commence exploration and exploitation activities
  - Under the licensing agreements, ownership of the hydrocarbons is granted to the E&P company upon extraction and payment of royalties
- The agreements involve two primary phases: (i) exploration, which lasts 7 years (with a potential 3 year extension period) with a minimal program guaranteed by a letter of guaranty, and (ii) the exploitation phase, which is 30 years in the case of crude oil and 40 years in the case of non-associated natural gas and condensates
- Prior to commencing exploration activities, companies must submit an Environmental Impact Assessment ("EIA") for approval, as well as a Favorable Technical Report ("ITF") to begin construction and installation of pumping stations or pipeline transport stations
- Companies wishing to suspend activities must further submit abandonment plans to seek necessary permission

Status of BPZ License Contracts

Contract	Period / Phase	Work Commitment	Status	End of Work Commitment Period
Block Z-1 ***(Offshore)***	Exploitation phase (first 2 years)	224.38 UTE (1 exploratory well)	Extension was granted for 208 days	July 31, 2015
Block XIX ***(Onshore)***	4° exploratory Phase	117 UTE (90 km2 3D seismic)	Force Majeure was stopped by 3D seismic EIA approval on August 28, 2014	September 29, 2015
Block XXII ***(Onshore)***	2° exploratory Phase	1 exploratory well (2,600 meters TVD)	In Force Majeure until approval of drilling EIA	TBD by Perupetro (after EIA approval ~16 months)
Block XXIII ***(Onshore)***	2° exploratory Phase	678 UTE (by drilling exploratory wells)	In Force Majeure until approval of new drilling EIA. Well already drilled: 3 (equal to 149.45 UTEs)	TBD by Perupetro (estimated to be ~2.8 months after EIA approval)